SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

OmniComm Systems, Inc.

Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6)	Amount Previously Paid:

7)	Form, Schedule or Registration Statement No.:

8)	Filing Party:

9)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 25, 2003

TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders (the Annual Meeting) of OmniComm Systems, Inc., a Delaware Corporation (the Company), will be held on Friday, July 25, 2003, at 10:00 a.m., EDT, at 2540 Davie Road, Davie, Florida, 33317, for the following purposes:

(1)	To elect three directors
(2)	To ratify the appointment of Greenberg & Company as independent auditors for the Company for the year ended December 31, 2003.
(3)	To attend to other matters that properly come before the meeting.

Only stockholders owning the Company’s shares of common stock, 5% Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (Voting Stockholders) at the close of business on May, 27, 2003 (the Record Date), are entitled to notice of and to vote at the Annual Meeting. A copy of the Annual Report on Form 10-KSB for the year ended December 31, 2002, is being mailed with these proxy materials.

The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

All Voting Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person.

FOR THE BOARD OF DIRECTORS

/s/ Randall G. Smith

Randall G. Smith Corporate Secretary

Davie, Florida June, 12, 2003

ABOUT THE MEETING
VOTING PROCEDURES
ELECTION OF DIRECTORS ITEM 1 ON PROXY CARD
Committees of the Board of Directors.
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
OTHER FORMS OF COMPENSATION
EXECUTIVE COMPENSATION TABLES AND INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS ITEM 2 ON PROXY CARD
ADDITIONAL INFORMATION
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
OTHER BUSINESS
EXHIBIT A CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF OMNICOMM SYSTEMS, INC.
EXHIBIT B CHARTER FOR THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF OMNICOMM SYSTEMS, INC.
EXHIBIT C CORPORATE GOVERNANCE GUIDELINES
EXHIBIT D Omnicomm Systems, Inc. Code of Ethics

About the Meeting	4
Voting Procedures	4
Election of Directors (Item 1 on Proxy Card)	6
Committees of the Board of Directors	7
Audit Committee Report	7
Executive Compensation	9
Employment Agreement	11
Other Forms of Compensation	12
Compensation Tables	13
Security Ownership of Certain Beneficial Owners & Management	15
Certain Relationships & Related Transactions	17
Section 16(a) Beneficial Ownership Reporting Compliance	19
Ratification of Appointment of Independent Accountants (Item 2 on Proxy Card)	19
Additional Information	20
Submission of Stockholder Proposals and Director Nominations	20
Other Business	20
Exhibit A. Charter for the Audit Committee of the Board of Directors
Exhibit B. Charter for the Compensation Committee of the Board of Directors
Exhibit C. Corporate Governance Guidelines
Exhibit D. Employee Code of Ethics

OMNICOMM SYSTEMS, INC.

PROXY STATEMENT
FOR THE
2003 ANNUAL MEETING OF STOCKHOLDERS

ABOUT THE MEETING

General

The enclosed proxy is solicited on behalf of the Board of Directors of OmniComm Systems, Inc., a Delaware Corporation, for use at the Annual Meeting of Stockholders, to be held at 2540 Davie Road, Davie , Florida, 33317, on Friday, July 25, 2003, at 10:00 a.m., EST. The telephone number for inquiries is (954) 473-1254.

What is the Purpose of the Annual Meeting?

At the Company’s Annual Meeting, holders (Voting Stockholders) of our shares of common stock, 5% Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (Voting Securities) will act upon matters outlined in the accompanying notice of the meeting and transact such other business that may properly come before the meeting. In addition, the Company’s management will report on the performance of the Company during fiscal 2002 and respond to questions from stockholders.

VOTING PROCEDURES

YOUR VOTE IS VERY IMPORTANT.

Who is Entitled to Vote?

Only Voting Stockholders of record at the close of business on the Record Date, will receive notice of the Annual Meeting and are entitled to vote at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each share of 5% Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock entitles its holder to cast one vote for each share of common stock issuable upon the conversion of such security on each matter to be voted upon at a meeting of the Company’s stockholders, as if such security was converted immediately prior to such vote.

If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as election of directors or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting our proxy. This ensures your shares will be voted at the meeting.

These proxy solicitation materials were mailed on or about June 15, 2003, together with the Company’s Annual Report for the period ended December 31, 2002, to all Voting Stockholders entitled to vote at the meeting.

How Do I Vote?

You have two ways to vote. You may return the proxy card by mail, or vote in person. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

☐	for the three named directors;

☐	for the ratification of the appointment of Greenberg & Company, as the Company’s auditors;

If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a Voting Stockholder as of the Record Date. Please note that you will be required to provide a brokerage statement reflecting your stock ownership as of the Record Date.

What if I Change My Mind After I Return My Proxy Card?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

☐	signing another proxy with a later date, (the proxy with the latest date is counted);

☐	voting in person at the Annual Meeting.

What Does it Mean if I Receive More Than One Proxy Card?

It means you have multiple accounts with the transfer agent and/or with brokers. If you would like to cancel duplicate mailings, you may authorize the Company to discontinue mailings of multiple annual reports by marking the appropriate box on each proxy card.

What Constitutes a Quorum?

The presence, in person or by properly executed proxy, of the holders of a majority of the Voting Securities outstanding as of the Record Date constitutes a quorum at the Annual Meeting. Shares that voted For, Against or Withheld on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be votes cast at the Annual Meeting with respect to the proposals. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required for the ratification of the appointment of the independent auditors.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes duly cast.

As of the Record Date, a total of 12,018,719 shares of the Company’s common stock 4,215,224 shares of 5% Series A Convertible Preferred Stock, 200,000 shares of Series B Convertible Preferred Stock and 307,650 shares of Series C Convertible Preferred Stock were issued and outstanding. Based upon the current conversion price for each of the 5% Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock on June 12, 2003, these holders would be entitled to 23,116,149 votes at a meeting of stockholders, and the common stockholders would be entitled to 12,018,719 votes, for an aggregate of 35,134,868 votes for of the Company’s currently outstanding Voting Securities. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Voting Securities, see Stock Ownership. The closing price of the Company’s common stock on the OTC Bulletin Board on the Record Date was $0.26 per share.

Who Will Count the Vote?

The Company’s Registrar, ADP Investor Services, will tally the vote, which will be certified by an Inspector of Election. The Inspector of Election will be the Company’s Secretary or Assistant Secretary.

Who is Soliciting This Proxy?

Solicitation of proxies is made on behalf of the Board of Directors of the Company. The Company will pay the cost of preparing, assembling and mailing the notice of Annual Meeting, proxy statement and proxy card. In addition, to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by telephone or other electronic means.

ELECTION OF DIRECTORS
ITEM 1 ON PROXY CARD

Nominees and Directors

Our Board of Directors currently consists of three members. At the meeting, three directors will be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The three nominees receiving the greatest number of votes cast by the holders of the Voting Securities entitled to vote at the Annual Meeting will be elected directors of OmniComm Systems (assuming a quorum is present). We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

Director candidates are nominated by the Board of Directors. Stockholders are entitled to nominate candidates for the Board of Directors in accordance with the procedures set forth in the By-Laws.

The following persons have been nominated by the Board for election to the Board of Directors.

Person	Age	Position

Cornelis F. Wit	56	Chief Executive Officer, President and Director
Randall G. Smith	45	Chairman and Chief Technology Officer
Guus van Kesteren	62	Director

     Cornelis F. Wit. Mr. Wit has been President and CEO since June 2002. Mr. Wit became a member of our Board of Directors in November 1999 and was interim CEO from June to July 2000. Mr. Wit was the President of Corporate Finance at Noesis Capital Corp, Boca Raton, Florida from 1994 until September 2000. Prior to 1994, Mr. Wit was the CEO for DMV, USA, the American subsidiary for Campina Melkunie, a Dutch multi-billion dollar food and pharmaceutical ingredient company, and he also served as Vice President International Operations for Duphar, a pharmaceutical company in Holland. Mr. Wit received a B.A. degree from Nijenrode, a business university in Holland.

     Randall G. Smith. Mr. Smith has been an executive officer and member of our Board of Directors since 1997, serving as President and Chief Technology Officer from May 1997 until August 2000 and thereafter as our Chief Technology Officer. From December 1995 to May 1997, Mr. Smith was Director of Operations for Global Communications Group. Mr. Smith received a B.S. from Purdue University.

     Guus van Kesteren. Mr. van Kesteren has been a member of our Board of Directors since November 1999. Since 1996, Mr. van Kesteren has been an advisor to Noesis Capital Corp. Prior thereto, he was employed from 1972 until 1996 by Johnson & Johnson in various capacities, holding the position of Vice President International from 1985 until 1996 with responsibility for the Australasian subsidiaries. Mr. van Kesteren received a B.A. degree from Nijenrode, a business university in Holland.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

In accordance with Delaware General Corporation Law and the Company’s Amended Certificate of Incorporation and By-Laws (the “By-Laws”), the Company’s business, property and affairs are managed under the direction of the Board of Directors.

Meetings of the Board of Directors. The Board of Directors held 4 meetings in 2002. Each of the incumbent directors attended 100% of the Board of Directors and committee meetings to which the director was assigned. The incumbent directors in the aggregate attended 100 % of their Board of Directors and assigned committee meetings.

Committees of the Board of Directors. The Board of Directors has established three standing committees.

Audit Committee — reviews and monitors the Company’s corporate financial reporting, external audits, internal control functions and compliance with laws and regulations that could have a significant effect on the Company’s financial condition or results of operations. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, the Company’s independent accountants. The Audit Committee met 3 times during 2002. The only current member of the Audit Committee is Mr. van Kesteren. The Company does not currently have a ’financial expert’ as defined in the Sarbanes-Oxley Act of 2002. The Company is actively seeking additional qualified members for its Board of Directors; however, the combination of poor operating results during 2000-2002 combined with the litigious business environment especially for individuals serving as Directors for publicly held companies has made it difficult to find experienced businessmen willing to accept the risks associated with board membership. We expect that the task of finding new board members in general and financial experts in specific will become easier as our operating results improve. An updated Audit Committee Charter is attached as Exhibit A.

Compensation Committee — reviews and makes recommendations to the Board of Directors regarding the compensation to be provided to the Chief Executive Officer. In addition, the Compensation Committee reviews compensation arrangements for the other executive officers and key employees. The Compensation Committee also administers the Company’s equity compensation plans. The Compensation Committee held one meeting during 2002. The only current member of the Compensation Committee is Mr. van Kesteren. We have attached our Compensation Committee Charter as Exhibit B.

Corporate Governance Committee – reviews and makes recommendations to the Board of Directors regarding the policies and procedures necessary for the effective management of the Company. During April 2003, the committee adopted new guidelines aimed at clearly defining the functions of the Board. The Sarbanes-Oxley Act of 2002 has drawn closer attention to the governance procedures of publicly traded firms. The Directors and Management of the Company are firmly committed to the adoption of “Best Practices” in the governance of the Company. The Corporate Governance Guidelines are attached as Exhibit C.

Director Compensation. Directors do not receive compensation for their services as directors; however, they are reimbursed for the expenses they incur in attending meetings of the Board of Directors or Board committees. Outside directors of the Company are also eligible to receive options to purchase shares of common stock awarded under the Company’s 1998 Stock Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of one director and operates under a written charter originally adopted by the Board of Directors in November 2001 and subsequently amended in April 2003. The Audit Committee’s charter is attached as Exhibit A to this Proxy Statement. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent accountants. Each of the members of the Audit Committee is independent as defined by Company policy and Rule 4200(a)(15) of the National Association of Securities Dealers’ (NASD) listing standards.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants, Greenberg & Co., LLC (“Greenberg & Co.”), are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The responsibilities of the Audit Committee include appointing, compensating and overseeing the work of the Company’s independent accountants. The Audit Committee also, as appropriate, reviews, evaluates, discusses and consults with Company management and the independent accountants regarding the following:

•	reviewing on a continuing basis the adequacy of the Company’s system of internal controls;

•	pre-approving audit and non-audit services provided by the independent accountants;

•	reviewing the Company’s external audit and the annual audited financial statements and quarterly Unaudited financial statements;

•	reviewing, approving and monitoring the Company’s Code of Ethics and standards of conduct; and

•	Reviewing compliance with employee benefit plans, and related party transactions.

This year, the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee charter.

In connection with these duties, the Audit Committee met with management and Greenberg & Co. to review and discuss the December 31, 2002 financial statements, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Greenberg & Co. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communicating with Audit Committees).

The Company’s independent accountants also provided the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Greenberg & Co. that firm’s independence.

Based upon the Audit Committee’s discussion with management and Greenberg & Co. and the Audit Committee’s review of the representation of management and the report of Greenberg Co. to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

Fees Paid to Independent Accountants

The Securities and Exchange Commission’s Final Rule on Auditor Independence requires that the Company make the following disclosures regarding the amount of fees billed by its independent auditors and the nature of the work for which these fees were billed:

Audit Fees

Aggregate fees and expenses incurred for Greenberg & Co. audit of the Company’s annual financial statements for the year ended December 31, 2002, for it reviews of the financial statements included in the Company’s quarterly filings on Forms 10-QSB and for its audit of the Company’s annual report for year ended December 31, 2002 on Form 10-KSB totaled $45,000. Of this amount, $20,000 had been billed as of December 31, 2002. The balance of the fees was billed prior to the date of this Proxy Statement.

Financial Information Systems Design and Implementation Fees

There were no fees billed for any financial information systems design and implementation services rendered by Greenberg & Co. for the year ended December 31, 2002.

All Other Fees

Aggregate fees for all other services provided by Greenberg & Company, LLC for the year ended December 31, 2002 totaled $2,925. Of this amount, $2,925 had been billed as of December 31, 2002.

The Audit Committee has considered the provision of these services to the Company and believes that it is compatible with maintaining Greenberg & Co. independence.

AUDIT COMMITTEE
Guus van Kesteren

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON EXECUTIVE COMPENSATION

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Board has delegated to the Compensation Committee (“Committee”) the authority to review, set and administer the Company’s compensation plans, subject to ratification by the full Board as to the compensation paid to the Chief Executive Officer (“CEO”). The Committee is comprised entirely of independent directors as defined in Rule 4200(a) (15) of the National Association of Securities Dealers (NASD) listing standards.

Role of Committee. The Compensation Committee of the Board of Directors establishes, oversees and directs the Company’s executive compensation programs and policies and administers the Company’s stock option and long-term incentive plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, management programs, business financial performance and enhanced stockholder value.

The Compensation Committee regularly reviews and approves all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company’s executive officers, as well as all stock option grants, long-term incentive grants and cash incentive awards to all key employees. All compensation actions taken by the Compensation Committee are reported to and approved by the full Board of Directors. The Compensation Committee also reviews and makes recommendations to the Board of Directors on policies and programs for the development of management personnel and management structure and organization. The Compensation Committee reviews and administers the Company’s 1998 Stock Incentive Plan. The Compensation Committee may from time to time review executive compensation reports prepared by independent organizations in order to evaluate the appropriateness of its executive compensation program.

     The Compensation Committee’s objectives include:

•	To align compensation directly with stockholder market value through financial performance goals and accomplishment of team or individual objectives;

•	To promote stock ownership for key executives in order to align their compensation with stockholder interests;

•	To allow the Company to attract, retain and motivate executives of the highest caliber; and

•	To establish annual incentives based on aggressive performance goals.

For 2002, these policies were achieved through a compensation program consisting of base salary and long-term incentive options.

Compensation. The annual base salaries of the Company’s executive officers are set at levels designed to attract and retain exceptional individuals by rewarding them for individual and Company achievements. The Compensation Committee reviews executive officers’ salaries annually to adjust such salaries based on each executive officer’s past performance, expected future contributions and the scope and nature of responsibilities of the executive officer, including changes in such responsibilities.

The Compensation Committee believes that a portion of the executives’ compensation should be tied to the achievement of the Company’s goals in order to reward individual performance and overall Company success. Such targets include the Company’s individual strategic and operating targets and expansion of the Company’s network of partner companies. Additionally, a portion of each officer’s bonus is based on subjective criteria particular to each officer’s individual operating responsibilities.

Base Salaries of Executive Officers Other Than the Chief Executive Officer

Each year the Committee reviews base salaries of the senior officers, including the executive officers named in this Proxy Statement in the section titled “Executive Compensation Tables and Information” In determining base salaries, the Committee considers the range of salaries paid to similar officers at comparable companies. In addition, the Committee makes subjective judgments concerning individual performance of the executive officer.

In addition to salaries and incentive bonuses, the Compensation Committee also grants stock options to executive officers and other key employees of the Company and its subsidiaries in order to focus the efforts of these employees on the long-term enhancement of profitability and stockholder value. Awards under these employee stock option plans may be in the form of options, restricted stock or stock appreciation rights.

Stock Options for Executive Officers Other Than the Chief Executive Officer

In 2002, all executive officers and other key employees were granted incentive stock options under the Company’s 1998 Stock Incentive Plan, as amended. During the year, options played an important role in allowing us to establish a short-term salary reduction program involving the all of the Company’s executive and senior officers. The incentive stock options granted at year-end were granted as recognition that the Company’s employees had collectively demonstrated continued excellence and perseverance in developing and marketing TrialMaster.

The options granted provided that they would expire in 5 years. The options vested immediately and were granted at $0.25 per share. The Company’s stock price on the date of grant was $0.20 per share.

Compensation of the Chief Executive Officer

Each year the Committee reviews competitive market data and compares it to the current base salary of the CEO. The data is selected based on peer companies within the Company’s geographic market, when such data is available. In June 2002, the Company entered into a one year employment agreement with Mr. Cornelis F. Wit to serve as our Chief Executive Officer. Under the terms of the agreement, as compensation for his services, we currently pay him an annual base salary of $170,000, subject to cost-of-living adjustments. Mr. Wit was granted 50,000 options under our 1998 Stock Option Plan at the time he was hired. The five year options vest on the date of the employment agreement, are exercisable at $0.25 per share. In addition, the agreement provided for options to be granted upon the achievement of certain operating milestones including sales and cash flow objectives. The Company granted 50,000 options at an exercise price of $0.25 per share during December 2002 upon achievement of the cash flow objective. The Company issued 75,000 five-year options at an exercise price of $0.25 as part of the year-end compensation review process.

Deductibility of Compensation. Under Section 162(m) of the Internal Revenue Code, the Company is generally precluded from deducting compensation in excess of $1 million per year for its CEO’s and next four highest paid executive officers, unless payments are made under qualifying performance based plans. The Committee generally intends to pursue a strategy that will allow it to maximize the deductibility of compensation paid to executives. However, the Committee believes that the benefit of retaining the ability to exercise discretion under the Company’s incentive compensation plans outweighs the limited risk of loss of tax deductions under Section 162(m).

COMPENSATION COMMITTEE

Guus van Kesteren

EMPLOYMENT AGREEMENTS

In June 2002, the Company entered into a one year employment agreement with Mr. Cornelis F. Wit to serve as our Chief Executive Officer. Under the terms of the agreement, as compensation for his services, we currently pay him an annual base salary of $170,000, subject to cost-of-living adjustments. Mr. Wit was granted 50,000 options under our 1998 Stock Option Plan at the time he was hired. The five year options vest on the date of the employment agreement, are exercisable at $0.25 per share. In addition, the agreement provided for options to be granted upon the achievement of certain operating milestones including sales and cash flow objectives. The Company granted 50,000 options at an exercise price of $0.25 per share during December 2002 upon achievement of the cash flow objective. In the event the Company consummates a transaction with a third party resulting in a sale, merger, consolidation, reorganization or other business combination involving all or a majority of the business, assets or stock of the Company Mr. Wit is entitled to 2% of the consideration paid in such transaction. The agreement also provides, among other things, for participation in, or reimbursement for employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Wit upon 30 days notice of a material breach and Mr. Wit may terminate the agreement under the same terms and conditions. The employment agreement contains customary non-disclosure provisions, as well as a one year non-compete clause following the termination of the agreement.

In September 2001, we entered into a three year employment agreement with Mr. Randall Smith to serve as our Chief Technology Officer. Under the terms of the agreement, as compensation for his services, receives an annual salary of $165,000 as of January 1, 2003 to be paid in the form of cash and/or stock and he is eligible to receive a bonus based upon achieving technology related milestones. Mr. Smith was granted an aggregate of 210,000 options under our 1998 Stock Incentive Plan. The three year options, which vest 70,000 on the date of the employment agreement, 70,000 on September 30, 2002, and 70,000 on September 30, 2003, are exercisable at the market price plus 10% per share. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Smith upon 30 days notice of a material breach and Mr. Smith may terminate the agreement under the same terms and conditions. If Mr. Smith is terminated by us for any reason other than for cause, we must pay him severance benefits equal to six months salary. The employment agreement contains customary non-disclosure provisions, as well as a one year non-compete clause following the termination of the agreement.

In September 2001, we entered into a three year employment agreement with Mr. Ronald Linares to serve as our Chief Financial Officer. Under the terms of this agreement, Mr. Linares receives an annual salary of $150,000 as of January 1, 2003 to be paid in the form of cash and/or stock and he is eligible to receive additional incentive compensation based upon achieving financial milestones. Mr. Linares was granted an aggregate of 210,000 options under our 1998 Stock Incentive Plan. The three year options, which vest 70,000 on the date of the employment agreement, 70,000 on September 30, 2002, and 70,000 on September 30, 2003, are exercisable at the market price plus 10% per share. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Linares upon 30 days notice of a material breach and Mr. Linares may terminate the agreement under the same terms and conditions. If Mr. Linares is terminated by us for any reason other than for cause, we must pay him severance benefits equal to six months salary. The employment agreement contains customary non-disclosure provisions, as well as a one year non-compete clause following the termination of the agreement.

In January 2003, we entered into a three year employment agreement with Mr. Charles Beardsley to serve as our Senior Vice President for Sales and Marketing. Under the terms of this agreement, Mr. Beardsley receives an annual salary of $150,000 to be paid in the form of cash and/or stock and he is eligible to receive additional incentive compensation based upon achieving financial milestones. Mr. Beardsley is eligible for a commission, payable on a quarterly basis, equal to 2% of the Company’s Net Operating Income as defined in an exhibit to his employment contract. Mr. Beardsley was granted an aggregate of 150,000 options under our 1998 Stock Incentive Plan. The three year options, which vest 50,000 annually beginning with January 2, 2004, are exercisable at a price of $0.25 per share. Mr. Beardsley received a grant of 100,000 shares of restricted common stock upon execution of his employment agreement. The agreement also provides, among other things, for participation in employee benefit plans or programs applicable to employees and executives. Under the terms of the agreement, we may terminate the employment of Mr. Beardsley upon 30 days notice of a material breach and Mr. Beardsley may terminate the agreement under the same terms and conditions. If Mr. Beardsley is terminated by us for any reason other than for cause, we must pay him severance benefits equal to twelve months salary. The employment agreement contains customary non-disclosure provisions.

OTHER FORMS OF COMPENSATION

Other than as set forth above the Company does not currently compensate its officers or other employees through any other programs. The Company offers health and dental benefits in the regular course of business. There are not currently any long-term incentive plans in place. The Company will add a 401(k) or similar retirement program for both officers and employees during the second half of calendar 2003.

EXECUTIVE COMPENSATION TABLES AND INFORMATION

Summary Compensation Table

						Long term Compensation

		Annual Compensation				Awards		Payouts

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)

					Other		Securities
Name					Annual	Restricted	Under-		All other
And					Compen	Stock	Lying	LTIP	Compen-
Principal					sation	Awards	Options	Payout	sation
Position	Year	Salary($)		Bonus($)	($)	($)	SARs(#)	($)	($)

Cornelis F. Wit,	2002	$67,385	(1)	$-0-	$-0-	$-0-	190,000	$-0-	$-0-
CEO/Director

David Ginsberg,	2002	$88,904	(2)	$20,833	$-0-	$-0-	-0-	$-0-	$-0-
CEO/Director	2001	$312,813		$12,500	$-0-	$-0-	750,000	$-0-	$-0-
	2000	$134,255	(3)	$-0-	$-0-	$-0-	240,000	$-0-	$16,759	(4)

Peter Knezevich	2000	$131,231		$-0-	$-0-	$-0-	-0-	$-0-	$5,300	(5)
CEO/Director

Randall Smith	2002	$156,000		$-0-	$-0-	$-0-	65,000	$-0-	$-0-
President/Director	2001	$138,506		$-0-	$-0-	$-0-	270,000	$-0-	$300	(5)
	2000	$119,831		$-0-	$-0-	$-0-	2,000	$-0-	$6,800	(5)

Ronald T. Linares	2002	$138,880		$-0-	$-0-	$-0-	45,000	$-0-	$-0-
CFO	2001	$119,044		$-0-	$-0-	$-0-	300,000	$-0-	$150	(5)

Clifton Middleton	2000	$100,899		$-0-	$-0-	$-0-	252,000	$-0-	$3,000	(5)
Vice President

Gene Gordon	2000	$115,000		$-0-	$-0-	$-0-	2,000	$-0-	$6,600	(5)
Vice President

(1)	Mr. Wit joined our company as CEO on June 1, 2002.
(2)	Dr. Ginsberg left our employ on June 1, 2002.
(3)	Dr. Ginsberg joined our company on August 1, 2000.
(4)	Consisted of reimbursements for moving expenses and temporary housing during calendar 2000.
(5)	Consisted of car allowance payments.
(6)	Mr. Linares joined our company on April 17, 2000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Individual Grants

(a)	(b)	(c)	(d)	(e)

	Number of
	Securities	% of Total
	Underlying	Options/SARs
	Options/	Granted to
	SARs	Employees in	Exercise or Base	Expiration
Name	Granted(#)	Fiscal Year	Price($/Share)	Date

Cornelis F. Wit	50,000	6.2%	$0.25	6/1/07
Cornelis F. Wit	15,000	1.8%	$0.25	08/26/07
Cornelis F. Wit	50,000	6.2%	$0.25	12/19/07
Cornelis F. Wit	75,000	9.2%	$0.25	12/19/07
Randall Smith	15,000	1.8%	$0.25	08/26/07
Randall Smith	50,000	6.2%	$0.25	12/19/07
Ronald Linares	15,000	1.8%	$0.25	08/26/07
Ronald Linares	30,000	3.7%	$0.25	12/19/07

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)			(e)

Number of
			Securities		Value of
			Underlying		Unexercised
			Unexercised		In-the-money
			Options/SARs at		Options/SARs at
			FY End(#)		FY End($)

Shares
Acquired
On
Name	Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Cornelis Wit	-0-	$-0-	400,000	-0-	$-0-	$-0-
Randall Smith	-0-	$-0-	671,539	-0-	$-0-	$-0-
Ronald Linares	-0-	$-0-	457,000	-0-	$-0-	$-0-

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes all compensation decisions. Messrs. van Kesteren and Wit serve as the members of the Compensation Committee. None of our other executive officers, directors or Compensation Committee members currently serve, or have in the past served, on the compensation committee of any other company whose directors and executive officers have served on the Company’s Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At May 27, 2003, there were an aggregate of:

*	12,018,719 shares of common stock,
*	4,215,224 shares of 5% Series A Convertible Preferred Stock,
*	200,000 shares of Series B Convertible Preferred Stock, and
*	337,150 shares of Series C Convertible Preferred Stock

issued and outstanding. These securities comprise the Voting Securities. The holders of our shares of common stock are entitled to one vote for each outstanding share on all matters submitted to our stockholders. The holders of the 5% Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock are also entitled to vote on matters submitted to our stockholders, with one vote for each share of common stock into which these series of our preferred stock are convertible. Based upon the current conversion price for each of the 5% Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock on May 27, 2003, these holders would be entitled to 23,116,149 votes at a meeting of the Company’s stockholders, and the common stockholders would be entitled to 12,018,719 votes, for an aggregate of 35,134,868 votes for all currently outstanding Voting Securities.

The following table sets forth, as of May 27, 2003 information known to the Company relating to the beneficial ownership of shares of our Voting Securities by:

-	each person who is the beneficial owner of more than 5% of the outstanding shares of Voting Securities, aggregate all three classes together;
-	each director;
-	each executive officer; and
-	all executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from May 27, 2003 upon the exercise of options, warrants, convertible securities or other understandings. The Company determines a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of May 27, 2003 have been exercised or converted.

The following table, however, gives no effect to the exercise of any outstanding options or warrants unless specifically set forth therein. We believe that all persons named in the table have sole voting and investment power with respect to all shares of Voting Securities beneficially owned by them. Unless otherwise noted, the address for each person is 2555 Davie Road, Suite 110-B, Davie, Florida 33317.

	No. of Shares
	Beneficially	Percentage of
Name of Beneficial Owner	Owned	Voting Securities

Cornelis Wit(1)(9)	774,226	2.17%
Randall G. Smith(2)(9)	1,668,255	4.66%
Ronald T. Linares(3)(9)	496,529	1.40%
Guus van Kesteren(4)(9)	792,776	2.23%
ComVest Venture Partners LLP(5)(9)	6,000,000	15.75%
Noesis N.V.(6)(9)	6,755,695	17.34%
Shea Venture, LLC(7)(9)	2,000,000	5.54%
Robert Priddy(8)(9)	2,000,000	5.54%

All Directors and Officers as a group (four persons) (9)	3,731,787	10.02%

(1)	Includes 400,000 shares of our common stock issuable upon the exercise of currently exercisable stock options, 183,150 shares of our common stock issuable upon conversion of our Series C Convertible Stock, and 152,000 shares of our common stock issuable upon conversion of warrants.

(2)	Includes 671,539 shares of our common stock issuable upon the exercise of currently exercisable stock options, and 20,000 shares of our common stock issuable upon conversion of stock warrants.

(3)	Includes 457,000 shares of our common stock issuable upon the exercise of currently exercisable stock options.

(4)	Includes 230,000 shares of our common stock issuable upon the exercise of currently exercisable stock options, 202,700 shares of our common stock issuable upon conversion of warrants and 335,775 shares of our common stock issuable upon conversion of our Series C Convertible Preferred Stock.

(5)	Includes 3,000,000 shares of our common stock issuable upon the conversion of shares of our Series B Convertible Preferred Stock and 3,000,000 shares of our common stock issuable upon the conversion of outstanding warrants. ComVest Venture Partners, LLP is an affiliate of the Commonwealth Associates, L.P. acting as placement agent for us in a private offering. The information presented for ComVest Venture Partners, LLP, however, does not include any holdings of Commonwealth Associates, L.P. or its affiliates. ComVest Venture Partners, LLP’s address is 830 Third Avenue, Fourth Floor, New York, NY 10022.

(6)	Includes 1,600,000 shares of our common stock issuable upon the conversion of shares of our Series B Convertible Preferred Stock, 3,859,197 shares of our common stock issuable upon the conversion of outstanding warrants and 760,000 shares of our common stock issuable upon conversion of our Series C Convertible Preferred Stock. Noesis, N.V.’s address is Landhuis Joonchi, Kava Richard J. Beaujon z/n, Curacao, Netherlands Antilles.

(7)	Includes 1,000,000 shares of our common stock issuable upon the conversion of shares of our Series B Convertible Preferred Stock and 1,000,000 shares of our common stock issuable upon the exercise of outstanding warrants. Shea Venture, LLC’s address is 655 Brea Canyon Road, Walnut, CA 91789.

(8)	Includes 1,000,000 shares of our common stock issuable upon the conversion of shares of our Series B Convertible Preferred Stock and 1,000,000 shares of our common stock issuable upon the conversion of outstanding warrants. Mr. Priddy’s address is 3435 Kingsboro Road, Apartment 1601, Atlanta, GA 30326.

(9)	Includes footnotes (1) through (4) above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cornelis F. Wit, our President and Chief Executive Officer and a member of our Board of Directors, is a consultant to Noesis Capital Corp. and served as President of Corporate Finance of Noesis Capital Corp. from March 1995 to September 2000. Noesis Capital Corp. has served as placement agent for us in four private placements of securities which occurred between September 1999 and December 2002. Guus van Kesteren, a member of our Board of Directors, is an advisor to Noesis Capital Corp.

In December 1999, we entered into a consulting agreement with Messrs. van Kesteren and Wit, each of whom is a member of our Board of Directors, providing that we will compensate each of these individuals for sales leads or contacts developed by them in connection with our TrialMaster® system. For the periods ended December 30, 2001 and 2002, no compensation was earned by either Mr. van Kesteren or Mr. Wit under this agreement. This agreement was terminated upon mutual agreement of OmniComm and Messrs. Wit and van Kesteren effective June 30, 2002.

On April 5, 2002, Cornelis F. Wit, President and Chief Executive Officer and a Director of the Company, invested $10,000 in a private placement of our Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock is convertible into shares of the Company’s common stock at a conversion price of $0.25 per share and carries a stated dividend rate of 8% per annum and included 20,000 common stock warrants for the purchase of common stock at an exercise price of $0.25 per share.

On April 5, 2002, Guus van Kesteren a Director of the Company, invested $10,000 in a private placement of our Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock is convertible into shares of the Company’s common stock at a conversion price of $0.25 per share and carries a stated dividend rate of 8% per annum and included 20,000 common stock warrants for the purchase of common stock at an exercise price of $0.25 per share.

On January 30 2002, Noesis N.V., one of our stockholders, invested $90,000 in a private placement of our Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock is convertible into shares of the Company’s common stock at a conversion price of $0.25 per share and carries a stated dividend rate of 8% per annum and included 180,000 common stock warrants for the purchase of common stock at an exercise price of $0.25 per share.

From time to time we have borrowed funds from Mr. van Kesteren, including:

•	between July 2000 and December 2000, we borrowed an aggregate of $110,000 from him under two promissory notes, one of which bore interest at a rate of 12% per annum and the other at 5% per annum. These notes were converted into debt issued as part of a private placement of our debt in January 2000. The private placement debt accrues interest at 12% per annum and is convertible into shares of our Common Stock at the holder’s option at a rate of $0.50 per share commencing on January 31, 2002. This series of Convertible Notes was converted on December 31, 2002 into shares of the Company’s Series C Convertible Preferred Stock resulting in the issuance of 11,000 shares of Series C Convertible Preferred Stock.

•	between February 2001 and July 2001, we borrowed an aggregate of $190,000 from him under promissory notes which bore interest of 12% per annum. These promissory notes were amended and restated on August 30, 2001 with new terms which included an interest rate of 8% per annum, and with one half of the principal payable upon the closing of any financing by us resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest payable no later than August 30, 2003. These notes were amended and restated on December 31, 2002 extending the maturity date of the notes to October 31, 2004.

•	in September 2001, we borrowed an aggregate of $25,000 from him under promissory notes which bore interest at a rate of 12% per annum and had a maturity date of December 22, 2001. These notes were converted into the Units sold in our private placement of Series B Convertible Preferred Stock in August 2001.

In conjunction with these various loans, we have granted Mr. van Kesteren warrants to purchase an aggregate of 70,700 shares of our Common Stock at exercise prices ranging from $.30 to $2.25 per share.

In July 2001, Noesis Capital, the Placement Agent for our 12% Convertible Notes, assigned $60,000 of accrued fees owed to Cornelis Wit, a Director at the time. Mr. Wit converted that accrued expense into the Private Placement of our 12% Convertible Notes. The 12% Convertible Notes were subsequently converted on December 31, 2002 into 6,000 shares of our Series C Convertible Preferred Stock.

The Company granted Randall G. Smith, Chairman of the Board and Chief Technology Officer, warrants to purchase 20,000 shares of our Common stock at an exercise price of $0.41 per share in connection with a pledge of real property he made in securing a loan made to the Company by Mr. van Kesteren in July 2001, in the amount of $100,000

On August 17, 2000, we borrowed $100,000 from Noesis N.V., one of our stockholders. One of our Directors, Mr. Wit, was President of Corporate Finance of Noesis Capital Corp. and remains a consultant to the Noesis. The promissory note bore interest rate at a rate of 8% per annum and had a maturity date of January 1, 2001. At our request, Noesis N.V. agreed to convert this promissory note into debt issued as part of a private placement of our debt in January 2001. The private placement debt accrues interest at 12% per annum and is convertible into shares of our Common Stock at the holder’s option at a rate of $0.50 per share commencing on January 31, 2002.

During March 2002, the Company borrowed $2,341 from Randall Smith, the Company’s Chairman and Chief Technology Officer. This amount was repaid without interest on April 12, 2002. In addition, the Company borrowed $6,000 from Mr. Smith on November 25, 2002 and this amount remained outstanding as of March 31, 2003.

During April 2002, the Company borrowed $1,500 from Ronald Linares, the Company’s Chief Financial Officer. This amount was repaid without interest on May 1, 2002.

During December 2002, the Company borrowed $50,000 from Cornelis Wit, the Company’s President and Chief Executive Officer and a Director. This amount was borrowed under a promissory note bearing interest at a rate of 9% per annum, payable on March 31, 2003. This note was amended and restated on March 31, 2003 extending the maturity date of the note to October 31, 2004. The Company issued 10,000 common stock warrants for the purchase of common stock at an exercise price of $0.25 per share in connection with the extension of this note payable.

During December 2002, the Company borrowed $50,000 from Guus van Kesteren a Director. This amount was borrowed under a promissory note bearing interest at a rate of 9% per annum, payable on March 31, 2003. This note was amended and restated on March 31, 2003 extending the maturity date of the note to October 31, 2004. The Company issued 10,000 common stock warrants for the purchase of common stock at an exercise price of $0.25 per share in connection with the extension of this note payable.

During March 2003, the Company borrowed $2,600 from Cornelis Wit, the Company’s Chief Executive Officer. This amount was repaid without interest on April 3, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the Securities and Exchange Commission require the Company to disclose late filings of stock transaction reports by its executive officers and directors. Based solely on a review of reports filed by the Company on these individuals’ behalf and written representations from them that no other reports were required, all Section 16(a) filing requirements have been met during fiscal year 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THREE OF THE LISTED NOMINEES.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ITEM 2 ON PROXY CARD

Subject to the ratification of the Voting Stockholders, the Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the firm of Greenberg & Company, certified public accountants, as independent accountants to examine the financial statements of the Company for fiscal 2003. Ratification requires the affirmative vote of a majority of eligible Voting Securities present at the Annual Meeting, in person or by proxy, and voting thereon. Unless otherwise specified by the Voting Stockholders, the shares of stock represented by the proxy will be voted for ratification of the appointment of Greenberg & Company as independent accountants to audit and report upon the financial statements of the Company for fiscal year 2003. If this appointment is not ratified by stockholders, the Audit Committee may reconsider its recommendation.

Audit services of Greenberg & Company LLC during 2002 included the examination of the consolidated financial statements of OmniComm and services related to filings with the SEC.

The Audit Committee intends to meet with Greenberg & Company LLC in 2003 on a quarterly or more frequent basis. At such times, the Audit Committee will review the services performed by Greenberg & Company LLC, as well as the fees charged for such services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF GREENBERG & COMPANY AS INDEPENDENT AUDITORS OF OMNICOMM SYSTEMS.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002, including the financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained by stockholders without charge by sending a written request therefor to Randall G. Smith, Secretary, OmniComm Systems, Inc., 2555 Davie Road, Suite 110-B, Davie, Florida 33317.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR
NOMINATIONS

Stockholders wishing to have a proposal included in the Board of Directors’ 2003 Proxy Statement must submit the proposal so that the Secretary of the Company receives it no later than December 31, 2003 at the Company’s principal address, 2555 Davie Road, Suite 110-B, Davie, Florida 33317. The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. The Company’s By-Laws set forth certain informational requirements for stockholders’ nominations of directors and proposals.

OTHER BUSINESS

The Company is not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the person named in the accompanying proxy will vote the shares they represent in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Randall G. Smith

Randall G. Smith, Secretary

May 27, 2003

EXHIBIT A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
OMNICOMM SYSTEMS, INC.
AS AMENDED ON APRIL 24, 2003

PURPOSE

The purpose of the Audit Committee of the Board of Directors of OmniComm Systems, Inc. (the “Company”) shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board of Directors (the “Board”) in oversight and monitoring (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent accountant’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’ annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time-to-time prescribe.

MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least two members, when possible. Members of the Audit Committee must meet the following criteria, as well as any criteria required by the SEC.

•	Each member will be an independent director, as defined in (i) NASD Rule 4200(a)(15) and (ii) the rules of the SEC;

•	At least one member, if practicable, will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with officer financial oversight responsibilities.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent accountants to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent accountants relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent accountants (including resolving disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent accountants; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent accountants, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent accountants by (i) reviewing the independent accountants proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent accountants regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent accountants peer review conducted every three years; (iv) discussing with the Company’s independent accountants the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent accountants in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent accountants the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively with the SEC;

•	Directing the Company’s independent accountants to review before filing with the SEC the Company’s interim financial statements included in Quarterly reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent accountants;

•	Reviewing before release the unaudited quarterly operating results in the Company’s earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s Code of Ethics for its senior officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Reviewing in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review at least annually of the Company risk management policies; including its investment policies;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements on an annual basis and recommending any changes believed to be appropriate to the Board;

•	Providing a report for the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent accountants of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

REPORTS

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examination and recommendations to the Board as may be appropriate, consistent with the Audit Committee’s charter.

COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

DELEGATION OF AUTHORITY

The Audit Committee may delegate to one or more designated members the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its next scheduled meeting.

*****

EXHIBIT B

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
OMNICOMM SYSTEMS, INC.

I.	PURPOSE OF THE COMMITTEE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of OmniComm Systems, Inc. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans; and to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with all applicable rules and regulations.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist, preferably, of no fewer than two members. The members of the Committee shall be external board members and shall meet the independence requirements established by the Securities and Exchange Commission and Rule 4200(a) (15) of the National Association of Securities Dealers (NASD) listing standards.

The members of the Committee shall be appointed by the Board on the recommendation of the Governance Committee. Committee members may be replaced by a majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet at least two times annually or more frequently as circumstances require. The Board shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which shall be maintained with the books and records of the Company.

IV.	COMMITTEE RESPONSIBILITIES

A.	Executive and Board Compensation

The Committee shall have the following goals and responsibilities with respect to the Company’s executive compensation plans:

a.	To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

b.	To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of new, or the amendment of existing, executive compensation plans.

c.	To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and set his or her compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider all relevant factors, including the Company’s performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Offer of the Company in past years.

d.	To oversee the evaluation of the management of the Company, including the other executive officers of the company.

e.	To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

f.	To review and approve any severance or termination arrangements to be made with any senior executive officer of the Company.

g.	To perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive compensation plan.

h.	To review perquisites or other personal benefits to the Company’s executive officers and recommend any changes to the Board.

i.	To issue an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with all applicable rules and regulations.

B.	Incentive-Compensation and Equity-Based Plans

The Committee shall have the following responsibilities with respect to the Company’s incentive-compensation and equity-based plans:

a.	To review at least annually the goals and objectives of the Company’s incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

b.	The review at least annually the goals and objectives of the Company’s incentive-compensation and equity-based plans in light of goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

c.	To perform such duties and responsibilities as may be assigned to the Committee under the terms of any incentive-compensation and equity-based plan.

C.	Other Compensation and Employee Benefit Plans

a.	To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, and recommend that the Board amend these goals and objectives if the Committee deems appropriate.

b.	To review at least annually the Company’s general compensation plans and other employee benefit plans in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

c.	To perform such duties and responsibilities as may be assigned to the Committee under the terms of its general compensation plans and other employee benefit plans.

V.	EVALUATION OF THE COMMITTEE

The Committee shall deliver to the Board a report setting forth results of an evaluation of its performance under this Charter, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

VI.	INVESTIGATION AND STUDIES; OUTSIDE ADVISORS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary. The Committee shall have the sole authority to retain or terminate a compensation consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company.

EXHIBIT C

CORPORATE GOVERNANCE GUIDELINES

Composition Of The Board of Directors

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than 3 directors, with the exact number being determined from time to time by resolution of the Board. It is the Board’s general expectation that the target number of Directors is 5, allowing, however, for changing circumstances that may warrant a higher or lower number from time to time. It is the policy of the Board of Directors that the number of Directors at all times reflect the following objectives. The Board shall:

☐	Meet the standards of independence set forth under “Director Independence” below;
☐	Encompass a range of talent, skill, experience and character sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests;
☐	Reflect the diversity of the Company’s shareholders, employees, customers and communities; and
☐	Dedicate sufficient time and resources to ensure the diligent performance of its duties.

Functions of the Board of Directors

The responsibility of the Board of Directors is to supervise and direct the management of the Company in the interest and for the benefit of the Company’s shareholders. To that end, the Board of Directors shall have the following duties:

1.	Overseeing the conduct of the Company’s business to evaluate whether the business is being properly managed;

2.	Reviewing and, where appropriate, approving the Company’s major financial objectives, plans and actions;

3.	Reviewing and, where appropriate, approving major changes in, and determinations of, other major issues respecting the appropriate auditing and accounting principles and practices to be used in the preparation of the Company’s financial statements; and

4.	Regularly evaluating the performance and approving the compensation of the Chief Executive Officer and, with the advice of the Chief Executive Officer, regularly evaluating the performance of principal senior executives.

The Chief Executive Officer, working with the other executive officers of the Company and its affiliates, shall have the authority and responsibility to manage the business of the Company in a manner consistent with the standards of the Company, and in accordance with any specific plans, instructions or directions of the Board.

The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company, including those that would make a significant change in the financial structure of control of the Company, the acquisition or disposition of any significant businesses or entry of the Company into any major new line of business.

Director Independence

It is the goal of the Board of Directors that at least one-half of the members of the Board will be independent of the Company’s management. An “independent” Director is one who:

☐	Has not been employed by the Company or any of its subsidiaries or affiliates within the previous two years;
☐	Is not an advisor or consultant to the Company, any subsidiary or affiliate of the Company or any member of senior management, and is not a director, executive officer, general partner or significant equity holder (i.e., in excess of 10%) or an entity that is an adviser or consultant to the Company, any subsidiary of affiliate;
☐	Is not a Director, executive officer, general partner or significant equity holder (i.e., in excess of 10%) of a significant customer of or supplier of goods or services to the Company or any subsidiary or affiliate of the Company;
☐	Has no personal services contracts with the Company, any subsidiary or affiliate of the Company; and
☐	Does not have any other business relationship with the Company or any of its subsidiaries or affiliates (other than service as a Director) that the Company would be required to describe under Regulation S-K of the Securities and Exchange Commission.

In addition, a Director will not be deemed independent if he or she is a member of the immediate family of any person who would not qualify as independent under the foregoing standards. For purposes of these Guidelines, the term “affiliate” shall mean any corporation or other entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity or otherwise direct its management and operation.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, the Board shall be provided with sufficient information regarding each non-employee Director’s business relationships with the Company or its management to enable it to evaluate the Director’s independence.

Business Relationships With Directors

Any monetary arrangement between a Director (including any member of a Director’s immediate family) and the Company or any of its subsidiaries or affiliates for goods or services shall be subject to approval by the Board of Directors as a whole. Such approval shall not be required where:

1.	the Director’s sole interest in the arrangement is by virtue of his or her status as a director, executive officer and/or holder of a less than 10% equity interest (other than a general partnership interest) in an entity with which the Company or an affiliate or subsidiary of the Company has concluded such an arrangement; and

2.	the arrangement involves payments to or from the entity that constitutes less than 5% of the entity’s annual gross revenues; and

3.	the director is not personally involved in (i) the negotiation and execution of the arrangement, (ii) performance of the services or provision of the goods or (iii) the monetary arrangement.

Stock Ownership by Directors

It is the policy of the Board that all Directors, consistent with their responsibilities to the shareholders of the Company as a whole, hold a significant equity interest in the Company. Toward this end, the Board expects that all Directors own, or acquire within three years of first becoming a Director, shares of Company having a market value of at least $50,000 at initial investment.

The Board recognizes that exceptions to this policy may be necessary or appropriate in individual cases, and may approve such exceptions from time to time as it deems appropriate in the interest of the Company’s shareholders.

Management Succession and Review

The Chief Executive Officer shall review periodically with the non-management Directors the performance of other key members of the senior management of the Company, including himself, as well as potential succession arrangements for such management members.

Board Meetings

The Chairman, in consultation with other members of the Board, shall determine the timing and length of the meetings of the Board. The Board expects that four regular meetings generally scheduled to coincide with the review and approval of the Company’s quarterly results of operations is desirable for the performance of the Board’s responsibilities. In addition to regularly scheduled meetings, additional unscheduled Board meetings may be called upon appropriate notice at any time to address specific needs of the Company.

The Chairman shall establish the agenda for each meeting. At one meeting each year the Board shall be presented the long-term strategic plan for the Company and the principal issues that the Company expects to face in the future. Sufficient time shall be allocated for this presentation to allow for questions by and full discussion with the members of the Board.

The agendas for Board meetings shall provide opportunities for the operating heads of the major businesses of the Company to make presentations to the Board during the course of the year. Each Director shall be entitled to suggest the inclusion of items on the agenda, request of or a report by any member of the Company senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.

Board Committees

Committees shall be established by the Board from time to time to facilitate and assist in the execution of the Board’s responsibilities. Committees may be standing or ad hoc. Generally, a Committee shall be constituted to address issues that, because of their complexity, technical nature, level of detail, time requirements and/or sensitivity, cannot be adequately addressed within the normal agenda for Board meetings.

There are currently three standing committees:

Compensation Committee Audit Committee Corporate Governance

Each Committee shall have a written charter of responsibilities, duties and authorities, which shall periodically be reviewed by the Board. Each Committee shall report to the full Board with respect to its activities, findings and recommendations as necessary.

Each Committee shall have full power and authority, in consultation with the Chairman of the Board, to retain the services of such advisers and experts, including counsel, as it deems necessary or appropriate with respect to specific matters within its purview.

Committee Membership

The Board shall consider the rotation of Committee membership and chairmanship at appropriate intervals. The Audit, Corporate Governance and Compensation Committees shall be composed primarily of independent Directors. The Company will comply with this guideline to extent permitted by its business circumstances. An inability to recruit independent Directors may impede the adoption of this guideline.

Committee Meetings

Each Committee Chair, in consultation with the Chairman, shall establish agendas and set meetings at the frequency and length appropriate and necessary to carry out the Committee’s responsibilities.

Any Director who is not a member of a particular committee may attend any committee meeting with the concurrence of the Committee Chair.

Board Materials

Directors shall receive information and data that are important to their understanding of the businesses of the Company, in writing, and in sufficient time to prepare for meetings. This material shall be as brief as possible while still providing the desired information; it shall be analytic as well as informational; and it shall include highlights and summaries whenever appropriate.

Directors are also encouraged to keep themselves informed with respect to the Company’s affairs between Board meetings through direct individual contacts with members of the senior management of the Company.

Selection of New Directors

The Board places a high priority on the vitality and diversity of its Board and in the discharge of its responsibilities. In addition, the Board shall seek new members who can devote their time and energies to provide fresh ideas and viewpoints, as well as to strengthen the expertise and balance of the Board. The Board recognizes that it is important that each Director have the time to devote to the oversight to the Company’s business. Therefore, in choosing new Directors the Board shall seek candidates who do not serve on so many other boards as to interfere with their ability to dedicate the requisite time to service on this Board. The Board believes that Directors who are full-time employees of other companies should not serve on more than three outside public company boards at a time, and that Directors who are retired from active employment should not serve on more than six such boards. The Board may, however, make exceptions to this standard as it deems appropriate in the interest of the Company’s shareholders.

The Board shall be responsible for selecting its own members. The Board will delegate the screening process for new Directors to the Governance Committee, with counsel from the Chairman of the Board.

Implementation of the Guidelines

If the Board ascertains at any time that any of the Guidelines set forth herein are not in full force and effect, the Board shall take such action as it deems necessary to assure full compliance as promptly as practicable.

* * * * *

Corporate Governance At A Glance

POLICY	CURRENT	PROJECTED IN 2003

SIZE OF BOARD	3	5
NO. OF INDEPENDENT DIRECTORS	1	3
DESTAGGERED BOARD	YES	YES
NO. OF BOARD MEETING PER YEAR	4 SCHEDULED	4 SCHEDULED
AVERAGE ATTENDANCE	100%	100%
NO. OF AUDIT COMMITTEE MEETINGS PER YEAR	4	4
CORP GOVERNANCE GUIDELINES	YES	YES
OUTSIDE DIRECTORS HOLD MEETINGS WITHOUT MANAGEMENT PRESENT	NO	YES
ANNUAL REVIEW OF INDEPENDENCE OF BOARD	YES	YES
AUDIT COMMITTEE SELF EVALUATION	NO	YES
ADOPTED AUDITOR INDEPENDENCE GUIDELINES	YES	YES
EXPANDED AUDIT COMMITTEE CHARTER	YES	YES
STANDING BOARD GOVERNANCE COMMITTEE	NO	YES
NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP REQUIREMENT	NO	YES
ANNUAL STOCK OPTION GRANT TO NON-EMPLOYEE DIRECTORS	YES	YES
LIMITATION ON DIRECTOR MEMBERSHIP ON OTHER BOARDS	NO	NO

Outside Auditor Independence Policy

Overview

The Audit Committee is responsible for supervising the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their services (both audit and non-audit) and related fees and determining whether the outside auditors are independent.

This policy statement sets forth the principles applied by the Audit Committee to the maintenance and evaluation of auditor independence.

Maintaining Auditor Independence

The Committee recognizes the critical importance to the Company, its shareholders and the financial markets at large of ensuring the independence, quality and integrity of the Company’s outside auditors. In evaluating auditor independence, the Committee shares the view expressed by the Securities and Exchange Commission than an auditor’s independence is impaired either when the auditor is not independent “in fact” or when, in light of all the relevant facts and circumstances, a reasonable investor would conclude that the auditor would not be capable of acting without bias.

Auditor Services

It is the policy of the Company, effective September 1, 2002 to provide only audit, and audit-related services.

Audit Services. The independent auditor’s primary function is to audit the Company’s consolidated financial statements in accordance with generally accepted auditing standards (GAAS) and to provide an objective, independent review of the fairness of reported operating results and financial position. This function encompasses the provision of certain services that support the performance of a high-quality audit, including quarterly reviews.

Audit-Related Services. The Audit Committee believes that the following services are integrally related to the provision of high-quality audit services and, when provided in accordance with the provisions of this policy statement, do not impair the auditor’s independence:

☐	Federal, State and International tax services, including preparation and compliance, as well as tax planning advice;
☐	Assurance services, such as ERISA audits, risk management assessments and due diligence in connection with acquisitions and divestitures;
☐	Statutorily required services, such as the preparation and delivery of registration statement opinions and comfort letters; and
☐	Advice, consultation and related activities in connection with regulatory or legal proceedings relating to the Company’s audited financial statements and accounting practices.

Audit Committee Approval Requirements

Any individual engagement for audit-related services involving payments exceeding $10,000 must be discussed with and approved by the Audit Committee in advance.

In addition, it is the Company’s intention that fees paid to its independent auditor for audit-related services will not exceed the anticipated aggregate audit fees for each year, without prior approval of the Audit Committee.

Management shall provide the Audit Committee with quarterly reports of audit and audit-related fees incurred during the current fiscal year (with comparisons to the prior year), together with forecasts of additional services anticipated during the remainder of the year.

Prohibited Services

It is the policy of the Company, effective September 1, 2002 not to retain its independent auditors to provide any services other than the audit and audit-related services described above. Such prohibited services include, without limitation:

☐	Bookkeeping or other administrative services related to the Company’s accounting records or financial statements;
☐	Financial information systems design and implementation;
☐	Appraisal or valuation services or fairness opinions;
☐	Actuarial services
☐	Internal audit services
☐	Management functions;
☐	Executive searches
☐	Broker-dealer services
☐	Legal services; and
☐	Other consulting services not covered under “Audit-related services” above.

Contingent Fee Arrangements

The Company’s independent auditor may not provide audit or audit-related services that involve a contingent fee.

Proxy Disclosure

The Company shall at all times comply with applicable proxy disclosure rules with respect to the work of the Audit Committee and the Company’s relations with its independent auditors.

* * * * *

EXHIBIT D

OmniComm Systems, Inc.
Code of Ethics

In my role as an employee of OmniComm Systems, Inc. (“Company”), I certify to the Company that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct in carrying out my duties with Company.

To the best of my knowledge and ability, in my capacity as an employee of the Company

     1.     I will act ethically and with honesty and integrity, including in the handling of actual or apparent conflicts of interest in personal and professional relationships.

     2.     If any material transaction or relationship of Company may reasonably give rise to a conflict of interest between my personal or professional interests, I will disclose the potential conflict of interest to one or more of the following individuals who are not involved in the matter, as appropriate: my manager, any attorney in the Company legal department, any Company executive, any member of the Audit Committee of the Company Board of Directors or any other member of the Company Board of Directors. I will also seek to avoid any such conflicts of interest.

     3.     I will provide other officials and constituents of Company information that is full, fair, accurate, complete, objective, timely and understandable.

     4.     I will strive to provide full, fair, accurate, timely and understandable disclosure in the reports and documents required to be filed by Company with the Securities and Exchange Commission and in other public communications by Company.

     5.     I will comply with applicable rules and regulations of federal, state and local governments and other governmental regulatory agencies.

     6.     I will act in good faith, responsibly, objectively, with due care, competence and diligence, without misrepresenting or omitting material facts or allowing my independent judgment to be subordinated or compromised.

     7.     I will respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work will not be used for personal advantage.

     8.     I will achieve responsible use of all assets and resources of Company employed or entrusted to me by reviewing our system of internal controls regularly to ensure they are effective in safeguarding the Company’s assets and that they adequately manage the firms exposure to risk.

     9.     I will share knowledge and information important and relevant to my constituents’ needs.

     10.     I will proactively promote ethical behavior as a responsible partner among peers in my work environment.

     11.     I will report promptly to such individuals as are designated in section 2 above any violations of this Code of Ethics to which I become aware.

     12.     I will be accountable for adherence to this Code of Ethics.

Signature	Date

Print Name and Title

OMNICOMM SYSTEMS, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
JULY 25, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of OMNICOMM SYSTEMS, INC., a Delaware corporation, does hereby constitute and appoint CORNELIS WIT, RANDALL G. SMITH and RONALD T. LINARES, or any one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of OmniComm Systems, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at Comfort Suites, 2540 Davie Road, Davie, Florida 33317, on July 25, 2003 at 10 a.m., and at any and all adjournments and postponements thereof, as follows:

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

Please mark your vote as indicated in this example [X]

ITEM 1. ELECTION OF DIRECTORS

VOTE FOR ALL* ☐	WITHHELD FOR ALL ☐

Nominees:
Randall G. Smith
Cornelis F. Wit
Guus van Kesteren

•	To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

ITEM 2.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

FOR ☐	AGAINST ☐	ABSTAIN ☐

ITEM 3.  OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature(s)	Date

Print Name:

Signature(s)	Date

Print Name:

Your Name Must Be Printed Where Indicated. If We Can Not Read Your Signature Your Vote Will Not Be Counted